UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2007

ES BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52178	20-4663714
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

68 North Plank Road, Newburgh, New York	12550
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (845) 561-0003

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

On April 19, 2007, the Board of Directors of ES Bancshares, Inc. (the “Company”) issued a press release announcing that it had modified the terms of the Company’s Common Stock Purchase Warrants (the “Warrants”), effective April 15, 2007.

The Board has extended the expiration terms of the Warrants from June 28, 2007 at 5:00 p.m. New York time to June 28, 2008 at 5:00 p.m. New York time. The Board has also reduced the exercise price of the Warrants from $12.50 to $10.00.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell Company Transactions: None

(d)	Exhibits: Exhibit 3.1 Form of Warrant Certificate

Exhibit 99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ES BANCSHARES, INC.

DATE: April 19, 2007	By:	/s/ Anthony P. Costa
Anthony P. Costa Chairman and Chief Executive Officer